UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 17, 2005

E-LOAN, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-25621 (Commission File Number)	77-0460084 (I.R.S. Employer Identification No.)

6230 STONERIDGE MALL ROAD, PLEASANTON, CALIFORNIA (Address of Principal Executive Offices)	94588 (Zip Code)

(925) 847-6200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 17, 2005, E-LOAN, Inc. (the “Company”) issued a press release announcing its fourth quarter and annual financial results for 2004 (the “Release”). A copy of the Release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 17, 2005, the Company also announced in the Release the promotion of Mark Lefanowicz to Chief Executive Officer of the Company. Mr. Lefanowicz replaces Chris Larsen as the Company’s Chief Executive Officer and now holds the titles of President and Chief Executive Officer, while Mr. Larsen remains the Chairman of the Board. The position of Chief Operating Officer has been eliminated. The changes were effective on February 17, 2005.

Mr. Lefanowicz is 48 years of age and has served as President of the Company since June 2004, Chief Operating Officer of the Company since January 2004, and as a Director of the Company since October 2002. Until June 2004, Mr. Lefanowicz served as Chief Executive Officer of Bay View Franchise Mortgage Acceptance Co., which was previously involved in the business of servicing commercial business loans. Mr. Lefanowicz also served as Executive Vice President and Chief Financial Officer at Bay View Capital Corporation, a diversified financial services company headquartered in San Mateo, California and parent company to Bay View Bank. Prior to Bay View Capital, Mr. Lefanowicz served as Chief Financial Officer of Provident Funding Associates, now one of the five largest wholesale residential lenders in the country. Mr. Lefanowicz was actively involved in all aspects of finance, including budgeting, capital markets, and debt negotiations. Mr. Lefanowicz holds a B.S. degree in Accounting from the University of Wyoming. Having earned his CPA in 1980, he is also a member of AICPA and CACPA.

Safe Harbor Statement

Statements contained in the exhibits to this report that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Exchange Act. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

Exhibit 99.1	Press Release dated February 17, 2005, entitled "E-LOAN, Inc. Reports Fourth Quarter and Annual Results for 2004."

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

E-LOAN, INC. By: /s/ Matthew Roberts —————————————— Matthew Roberts Chief Financial Officer

Date: February 17, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 17, 2005, entitled "E-LOAN, Inc. Reports Fourth Quarter and Annual Results for 2004."